                                                                    EXHIBIT 8(j)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                                      EFFECTIVE DATE
----                                                                      --------------
A.  Sweep Funds
Schwab Money Market Fund                                                  May 1, 1993

Schwab Government Money Fund                                              May 1, 1993

Schwab Municipal Money Fund-Sweep Shares                                  May 1, 1993

Schwab California Municipal Money Fund-Sweep Shares                       May 1, 1993

Schwab US Treasury Money Fund                                             May 1, 1993

Schwab New York Municipal Money Fund-Sweep Shares                         November 10, 1994

Schwab Government Cash Reserves Fund                                      October 20, 1997

Schwab New Jersey Municipal Money Fund                                    January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                  January 20, 1998

Schwab Florida Municipal Money Fund                                       February 16, 1998

B.  Other Funds
Schwab Value Advantage Money Fund-Investor Shares                         May 1, 1993

Schwab Institutional Advantage Money Fund                                 May 1, 1993

Schwab Retirement Money Fund                                              November 26, 1993

Schwab Municipal Money Fund-Value Advantage Shares                        June 6, 1995

Schwab California Municipal Money Fund-Value Advantage Shares             June 6, 1995

Schwab New York Municipal Money Fund-Sweep Shares-Value Advantage Shares  June 6, 1995


                                THE CHARLES SCHWAB FAMILY OF FUNDS

                                By:      /s/ William J. Klipp
                                         ---------------------------------
                                Name:    William J. Klipp
                                Title:   Executive Vice President and
                                         Chief Operating Officer

                                CHARLES SCHWAB & CO., INC.

                                By:      /s/ Colleen M. Hummer
                                         ---------------------------------
                                Name:    Colleen M. Hummer
                                Title:   Senior Vice President

                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

             FUND                                                                      FEE
             ----                                                                      ---
A.           Sweep Funds
             Schwab Money Market Fund                                                  An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Government Money Fund                                              An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Municipal Money Fund-Sweep Shares                                  An annual fee, payable monthly, of twenty
             (formerly Schwab Tax-Exempt Money Fund)                                   one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab California Municipal Money Fund-Sweep Shares                       An annual fee, payable monthly, of twenty
             (formerly Schwab California Tax-Exempt Money Fund)                        one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab US Treasury Money Fund                                             An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab New York Municipal Money Fund-Sweep Shares                         An annual fee, payable monthly, of twenty
             (formerly Schwab New York Tax-Exempt Money Fund)                          one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Government Cash Reserves Fund                                      An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab New Jersey Municipal Money Fund                                    An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Pennsylvania Municipal Money Fund                                  An annual fee, payable monthly, of twenty

                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Florida Municipal Money Fund                                       An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

B.           Other Funds
             Schwab Value Advantage Money Fund-Investor Shares                         An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Institutional Advantage Money Fund                                 An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Retirement Money Fund                                              An annual fee, payable monthly, of twenty
                                                                                       one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab Municipal Money Fund-Value Advantage Shares                        An annual fee, payable monthly, of twenty
             (formerly Schwab Tax-Exempt Money Fund)                                   one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets

             Schwab California Municipal Money Fund-Value Advantage Shares             An annual fee, payable monthly, of twenty
             (formerly Schwab California Tax-Exempt Money Fund)                        one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets


             Schwab New York Municipal Money Fund-Value Advantage Shares               An annual fee, payable monthly, of twenty
             (formerly Schwab New York Tax-Exempt Money Fund)                          one-hundredths of one percent (.20%) of the
                                                                                       Fund's average daily net assets



                                            THE CHARLES SCHWAB FAMILY OF FUNDS

                                            By:     /s/ William J. Klipp
                                                    ----------------------------
                                            Name:   William J. Klipp
                                            Title:  Executive Vice President and
                                                    Chief Operating Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:     /s/ Colleen M. Hummer
                                                    ----------------------------
                                            Name:       Colleen M. Hummer
                                            Title:      Senior Vice President